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                                U.S. Equity Fund

                                  ANNUAL REPORT
                                October 31, 1998

                       THE 59 WALL STREET U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998

Shares                                                                   Value
------                                                                 ---------
        COMMON STOCKS (101.1%)
        BASIC MATERIALS (1.2%)
13,100  DuPont E.I.
          DeNemours & Co.........................................      $ 753,250
                                                                       ---------
        CAPITAL GOODS/DURABLES (6.9%)
15,250  AMR Corp.................................................      1,021,750
27,150  Ford Motor Co............................................      1,472,887
20,100  General Electric Co......................................      1,758,750
                                                                       ---------
                                                                       4,253,387
                                                                       ---------

        CONSUMER NON-DURABLES (10.3%)
30,650  Avon Products, Inc.......................................      1,216,422
20,200  BestFoods................................................      1,100,900
21,800  Heinz (H.J.) Co..........................................      1,267,125
27,250  Philip Morris Co., Inc...................................      1,393,156
15,900  Procter & Gamble Co......................................      1,413,112
                                                                       ---------
                                                                       6,390,715
                                                                       ---------
        ENERGY (6.6%)
13,500  Chevron Corp.............................................      1,100,250
16,900  Exxon Corp...............................................      1,204,125
22,500  Halliburton Co...........................................        808,594
31,200  Nobel Affiliates, Inc....................................      1,021,800
                                                                       ---------
                                                                       4,134,769
                                                                       ---------

        FINANCIAL (16.0%)
23,650  Allstate Corp............................................      1,018,428
10,250  American Express Co......................................        905,844
15,350  American International
          Group..................................................      1,308,587
14,600  Associates First
          Capital Corp...........................................      1,029,300
17,650  Chase Manhattan Corp.....................................      1,002,741
23,100  Citigroup, Inc...........................................      1,087,144
18,200  Fannie Mae...............................................      1,288,787
17,050  SunAmerica, Inc..........................................      1,202,025
31,300  Vornado Realty Trust.....................................      1,054,419
                                                                       ---------
                                                                       9,897,275
                                                                       ---------

        HEALTHCARE (18.1%)
28,350  Abbott Laboratories......................................      1,330,678
10,900  Bristol Myers Squibb Co..................................      1,205,131
45,400  Healthsouth Corp.*.......................................        550,475
15,500  Johnson & Johnson........................................      1,263,250
21,700  Lilly (Eli) & Co.........................................      1,756,344
16,900  McKesson Corp............................................      1,301,300
22,250  Medtronic, Inc...........................................      1,446,250
 9,500  Merck & Co, Inc..........................................      1,284,875
10,800  Schering Plough Corp.....................................      1,111,050
                                                                      ----------
                                                                      11,249,353
                                                                      ----------

        RETAIL (8.4%)
35,550  Borders Group, Inc.* ....................................        902,081
15,500  Costco Companies, Inc.*..................................        880,109
20,850  Dayton Hudson Corp.......................................        883,519
32,700  Mattell, Inc.............................................      1,173,112
20,200  Wal-Mart Stores, Inc.....................................      1,393,800
                                                                      ----------
                                                                       5,232,621
                                                                      ----------
        SERVICE (10.0%)
26,600  At Home Corp.*...........................................      1,175,388
15,900  AT&T Corp................................................        989,775
35,450  Carnival Corp............................................      1,147,694
35,100  Tele-
          Communications, Inc.*..................................      1,476,394
15,050  Time Warner, Inc.........................................      1,396,828
                                                                      ----------
                                                                       6,186,079
                                                                      ----------

        TECHNOLOGY (21.2%)
8,950  America Online, Inc.......................................      1,137,209
20,750  Ascend
          Communications, Inc.*..................................      1,000,539
42,850  Cadence Design
          Systems, Inc.*.........................................        915,919
22,150  Cisco Systems, Inc.*.....................................      1,397,527
22,050  Computer Associates
          International, Inc.....................................        868,219
15,250  Dell Computer Corp.*.....................................        999,352
24,850  EMC Corp.*...............................................      1,599,719

                       THE 59 WALL STREET U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                          October 31, 1998 (continued)

Shares                                                                  Value
------                                                               ----------
        TECHNOLOGY (continued)
11,500  International Business
          Machines Corp..........................................   $ 1,707,031
15,300  Lucent Technologies, Inc.................................     1,226,869
12,300  Microsoft Corp.*.........................................     1,302,647
23,120  Northern Telecom, Ltd....................................       989,825
                                                                  -------------
                                                                     13,144,856
                                                                  -------------
27,250  Ameritech Corp...........................................     1,469,797
                                                                  -------------

TOTAL INVESTMENTS (IDENTIFIED COST $57,179,461) (a) ..  101.1%    $  62,712,102
CASH AND OTHER ASSETS LESS LIABILITIES ...............   (1.1)         (657,559)
                                                        -----     -------------
NET ASSETS  ..........................................  100.0%    $  62,054,543
                                                        =====     =============
----------
*   Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $57,497,760, the aggregate gross unrealized appreciation is $10,385,718, and the aggregate gross unrealized depreciation is $5,171,376, resulting in net unrealized appreciation of $5,214,342.

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1998

ASSETS:
   Investments in securities, at value
     (identified cost $57,179,461) (Note 1)......................   $62,712,102
   Receivables for:
     Investments sold............................................        10,088
     Capital stock sold..........................................        14,768
     Dividends...................................................        63,089
                                                                    -----------
         Total Assets  ..........................................    62,800,047
                                                                    -----------

LIABILITIES:
   Due to bank ..................................................       386,957
   Payables for:
     Capital stock redeemed......................................       262,503
     Investment advisory fee (Note 2)............................        34,315
     Shareholder servicing/eligible
       institution fees (Note 2).................................        13,198
     Administrative fee (Note 2).................................         7,919
     Accrued expenses and other liabilities......................        40,612
                                                                    -----------
         Total Liabilities ......................................       745,504
                                                                    -----------
NET ASSETS ......................................................   $62,054,543
                                                                    ===========
Net Assets Consist of:
   Paid-in capital...............................................   $38,418,596
   Accumulated net realized gain
     on investments..............................................    18,103,307
   Net unrealized appreciation...................................     5,532,640
                                                                    -----------
Net Assets.......................................................   $62,054,543
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   ($62,054,543 / 1,219,736 shares)..............................        $50.88
                                                                         ======

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND
                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 1998

INVESTMENT INCOME:
   Income:
     Dividends ..................................................  $    870,801
     Interest ...................................................         3,145
                                                                   ------------
         Total Income ...........................................       873,946
                                                                   ------------
   Expenses:
     Investment Advisory fees (Note 2)...........................       476,908
     Administrative fee (Note 2).................................       110,056
     Shareholder servicing/eligible
       institution fees (Note 2).................................       183,426
     Director's fees and expenses (Note 2).......................         8,870
     Custodian fee...............................................        42,467
     Miscellaneous expenses......................................        64,366
                                                                   ------------
         Total Expenses .........................................       886,093
            Fees paid indirectly (Note 3) .......................       (42,467)
                                                                   ------------
            Net expenses.........................................       843,626
                                                                   ------------
            Net Investment Income ...............................        30,320
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) (Notes 1 and 3):
     Net realized gain on investments............................    18,080,219
     Net change in unrealized
       appreciation on investments...............................   (16,733,860)
                                                                   ------------
     Net Realized and Unrealized Gain ...........................     1,346,359
                                                                   ------------
    Net Increase in Net Assets
       Resulting from Operations ................................  $  1,376,679
                                                                   ============

                       See Notes to Financial Statements.

                      THE 59 WALL STREET U. S. EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               For the years ended October 31,
                                                               -------------------------------
                                                                     1998            1997
                                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   Operations:
     Net investment income ..................................   $     30,320    $    139,682
     Net realized gain on investments .......................     18,080,219       4,907,031
     Net change in unrealized
       appreciation on investments ..........................    (16,733,860)     10,671,447
                                                                ------------    ------------
         Net increase in net assets resulting from operations      1,376,679      15,718,160
                                                                ------------    ------------
   Dividends and distributions declared (Note 1):
     From net investment income .............................           --          (173,313)
     In excess of net investment income .....................           --           (60,926)
     From net realized gains ................................     (4,159,510)     (2,197,030)
                                                                ------------    ------------
         Total dividends and distributions declared .........     (4,159,510)     (2,431,269)
                                                                ------------    ------------
   Capital stock transactions (Note 4):
     Net proceeds from sales of capital stock ...............     17,577,439      14,116,589
     Net asset value of capital stock issued to shareholders
      in reinvestment of dividends and distributions ........        260,055       1,586,012
     Net cost of capital stock redeemed .....................    (22,044,704)    (10,717,604)
                                                                ------------    ------------
         Net increase/decrease in net assets resulting
          from capital stock transactions ...................     (4,207,210)      4,984,997
                                                                ------------    ------------
         Total increase/decrease in net assets ..............     (6,990,041)     18,271,888

NET ASSETS:
   Beginning of year ........................................     69,044,584      50,772,696
                                                                ------------    ------------
   End of year (including undistributed net investment
     income of $0 and $18,153, respectively) ................   $ 62,054,543    $ 69,044,584
                                                                ============    ============

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U. S. EQUITY FUND

                           FINANCIAL HIGHLIGHTS

 Selected per share data and ratios for a share outstanding throughout each year

                                                           For the years ended October 31,
                                                   ---------------------------------------------
                                                   1998      1997      1996      1995      1994
                                                   ---------------------------------------------
Net asset value, beginning of year ........       $52.73    $42.30    $36.46    $29.84    $28.80

Income from investment operations:
  Net investment income ...................         0.03      0.21      0.16      0.26      0.26
  Net realized and unrealized gain ........         1.24     12.22      6.75      7.15      1.05

Less dividends and distributions (Note 1):
  From net investment income ..............          --      (0.14)    (0.20)    (0.28)    (0.17)
  In excess of net investment income ......          --      (0.05)      --        --        --
  Net realized gains ......................        (3.12)    (1.81)    (0.87)    (0.51)    (0.10)
                                                  ------    ------    ------    ------     -----
Net asset value, end of year ..............       $50.88    $52.73    $42.30    $36.46    $29.84
                                                  ======    ======    ======    ======    ======
Total Return1 .............................         2.50%    30.29%    19.32%    25.50%     4.61%

Ratios/Supplemental Data:
  Net assets, end of year (000's omitted)..      $62,055   $69,045   $50,773   $32,000   $22,124
  Expenses as a percentage of average
    net assets:
    Expenses paid by Fund(1) ..............         1.15%     1.20%     1.20%     1.20%     1.20%
    Expense offset ........................         0.06%     0.02%      n/a       n/a       n/a
                                                  ------     -----     -----     -----     -----
        Total Expenses ....................         1.21%     1.22%     1.20%     1.20%     1.20%

  Ratio of net investment income to average
    net assets ............................         0.04%     0.23%     0.40%     0.84%     1.06%
  Portfolio turnover rate .................          104%       37%       42%       69%       61%

-----------
(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would have been as follows:


      Ratio of expenses to
        average net assets.................          N/A      1.16%     1.21%     1.28%      1.46%
      Total return.........................          N/A     30.33%    19.31%    25.42%      4.35%

     Furthermore, the ratio of expenses to average net assets for the year ended October 31, 1997, 1996 and 1995 reflect fees paid with brokerage commission and fees reduced in connection with specific arrangements. Had these arrangements not been in place, the ratio would have been 1.18%, 1.30% and 1.38%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.

                       See Notes to Financial Statements.

                       THE 59 WALL STREET U.S. EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

     1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Equity Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

          A. Valuation of Investments. (1) The value of investments listed on a securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to the value from dealers; and general market conditions; (4) short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

          B. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

          C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to-tax timing differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards These timing differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net realized gains or net investment income. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV. These distributions do not constitute a return of capital.

          D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid semi-annually and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

                       THE 59 WALL STREET U.S. EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (continued)

     2. Transactions with Affiliates.

     Investment Advisory Fee. The Corporation has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.65% of the Fund's average daily net assets. For the year ended October 31, 1998, the Fund incurred $476,908 for investment advisory services.

     Administrative Fee. The Corporation has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended October 31, 1998, the Fund incurred $110,056 for administrative services.

     Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended October 31, 1998, the Fund incurred $183,426 for shareholder servicing/eligible institution services.

     Board of Directors' Fees. Each Director receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended October 31, 1998, the Fund incurred $ 8,870 for these fees.

     3. Investment Transactions. For the year ended October 31, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $72,551,965 and $78,952,119, respectively. For that same period, the Fund paid brokerage commissions of $61,145 to Brown Brothers Harriman & Co. for transactions executed on its behalf. Custody fees for the Fund paid pursuant to the expense payment agreement were reduced by $42,467 as a result of an expense offset arrangement with the Fund's custodian.

     4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. Transactions in shares of capital stock were as follows:

                                               For the years ended October 31
                                             ---------------------------------
                                               1998                     1997
                                             ---------                --------
Capital stock sold......................      332,757                  297,331
Capital stock issued in
  connection with reinvestment
  of dividends and distributions........        5,191                   35,562
Capital stock repurchased...............     (427,691)                (223,618)
                                             --------                 --------
Net increase (decrease).................      (89,743)                 109,275
                                             ========                 ========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.):

     We have audited the accompanying statement of assets, including the portfolio of investments, of The 59 Wall Street U.S. Equity Fund (a series of The 59 Wall Street Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street U.S. Equity Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The  following  investment   management   strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 1998.

U.S. Equity Fund

     The US Equity rose 2.5% in the twelve-month period ending October 31, 1998, well behind the performance of the S&P500. This underperformance reflected the smaller capitalization bias of the fund's holdings. Each quarter had unique characteristics. Specifically, the S&P500 steadily rose 14% in the first quarter of 1998 and then in the third quarter recorded its most volatile period in ten years. During this volatile period, we took the opportunity to purchase attractive larger capitalization securities that previously appeared overvalued. Stock selection was critical as the list of companies reporting strong earnings gains continued to shrink. To identify these firms, we advocated two secular themes: Leaders in their Field and the Internet.

     Leaders in their Field as a secular theme may appear readily apparent. However, we increasingly see a widening spread in the performance between the leading companies in most industries and their remaining competitors.

     The Internet has become a major force shaping the way businesses operate and communicate, as well as how they sell their products.

[The following information was depicted as a line graph in the printed material]

                       U.S. Equity Fund Growth of $10,000

[The following information was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                  Total Return
--------------------------------------------------------------------------------
One Year                           Five Years                        Inception
 Ended                           Ended 10/31/98                     to 10/31/98
10/31/98                          (Annualized)                      (Annualized)
--------------------------------------------------------------------------------
  2.50%                               15.89%                            15.29%
--------------------------------------------------------------------------------
                                U.S. Equity Fund*                  S&P 500 Index
                                -----------------                  -------------
 6/30/92                             10,000                            10,000
 7/31/92                             10,320                            10,338
 8/31/92                             10,076                            10,114
 9/30/92                             10,284                            10,245
10/31/92                             10,332                            10,281
11/30/92                             10,837                            10,630
12/31/92                             10,747                            10,760
 1/31/93                             10,872                            10,850
 2/28/93                             10,892                            10,998
 3/31/93                             11,055                            11,230
 4/30/93                             10,615                            10,958
 5/31/93                             10,890                            11,251
 6/30/93                             10,974                            11,284
 7/31/93                             10,893                            11,238
 8/31/93                             11,374                            11,664
 9/30/93                             11,326                            11,574
10/31/93                             11,670                            11,813
11/30/93                             11,638                            11,701
12/31/93                             11,858                            11,842
 1/31/94                             12,042                            12,244
 2/28/94                             11,801                            11,912
 3/31/94                             11,296                            11,394
 4/30/94                             11,382                            11,540
 5/31/94                             11,614                            11,729
 6/30/94                             11,496                            11,442
 7/31/94                             11,843                            11,817
 8/31/94                             12,293                            12,300
 9/30/94                             12,109                            12,000
10/31/94                             12,208                            12,269
11/30/94                             11,745                            11,823
12/31/94                             11,939                            11,998
 1/31/95                             11,977                            12,309
 2/28/95                             12,441                            12,788
 3/31/95                             13,043                            13,165
 4/30/95                             13,332                            13,552
 5/31/95                             13,667                            14,093
 6/30/95                             14,039                            14,420
 7/31/95                             14,581                            14,898
 8/31/95                             14,590                            14,935
 9/30/95                             15,043                            15,565
10/31/95                             15,321                            15,509
11/30/95                             16,287                            16,189
12/31/95                             16,524                            16,501
 1/31/96                             16,921                            17,062
 2/29/96                             17,292                            17,221
 3/31/96                             17,330                            17,387
 4/30/96                             17,248                            17,643
 5/31/96                             17,241                            18,097
 6/30/96                             17,285                            18,166
 7/31/96                             16,252                            17,364
 8/31/96                             16,762                            17,730
 9/30/96                             17,964                            18,727
10/31/96                             18,279                            19,243
11/30/96                             19,524                            20,696
12/31/96                             19,106                            20,286
 1/31/97                             19,786                            21,553
 2/28/97                             19,674                            21,722
 3/31/97                             19,101                            20,831
 4/30/97                             20,041                            22,074
 5/31/97                             21,915                            23,417
 6/30/97                             22,660                            24,465
 7/31/97                             24,377                            26,411
 8/31/97                             23,740                            24,933
 9/30/97                             24,576                            26,297
10/31/97                             23,817                            25,420
11/30/97                             24,521                            26,596
12/31/97                             24,896                            27,052
 1/31/98                             24,848                            27,351
 2/28/98                             26,201                            29,323
 3/31/98                             27,319                            30,823
 4/30/98                             27,141                            31,133
 5/31/98                             26,244                            30,599
 6/30/98                             26,076                            31,841
 7/31/98                             25,232                            31,502
 8/31/98                             21,187                            26,952
 9/30/98                             22,200                            28,679
10/31/98                             24,411                            31,010
--------------------------------------------------------------------------------
*  net of fees and expenses

           Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.